UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 7, 2005

CDW CORPORATION

(Exact Name of Registrant Specified in Charter)

Illinois	0-21796	36-3310735
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

200 N. Milwaukee Ave.		60061
Vernon Hills, Illinois		(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (847) 465-6000

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURE
Press Release

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On July 7, 2005, the Board of Directors (the “Board”) of CDW Corporation (the “Company”), appointed Thomas J. Hansen as a director, effective immediately. Mr. Hansen will serve on the Board’s Audit Committee. A press release issued by the Company regarding the appointment of Mr. Hansen is furnished herewith as Exhibit 99.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description of Exhibit
99	Press release dated July 7, 2005, announcing the appointment of Thomas J. Hansen as director

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION
Dated: July 7, 2005	By:	/s/ Barbara A. Klein
		Name:	Barbara A. Klein
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit
99	Press release dated July 7, 2005, announcing the appointment of Thomas J. Hansen as director